UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2009

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 11, 2009, Quicksilver Resources Inc. (“Quicksilver”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $300 million aggregate principal amount of Quicksilver’s 9.125% Senior Notes due 2019 (the “Notes”).  The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.  The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will be issued under an Indenture, dated as of December 22, 2005, as supplemented by the Eighth Supplemental Indenture contemplated to be entered into among Quicksilver, its subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

Certain of the underwriters and their affiliates have, from time to time, performed, and may in the future perform, various financial, advisory, commercial banking and investment banking services for Quicksilver and Quicksilver’s affiliates in the ordinary course of business for fees and expenses.  Affiliates of most of the underwriters are lenders under Quicksilver’s existing senior secured credit facility. In addition, affiliates of certain of the underwriters may hold long and short positions in Quicksilver’s other outstanding notes.

Quicksilver intends to use all $286 million of the net proceeds from this offering to repay outstanding indebtedness under its senior secured credit facility.

Item 8.01.	Other Events.

In connection with its proposed offer and sale of the Notes, Quicksilver is filing (i) as Exhibit 4.1 to this Current Report on Form 8-K the form of Eighth Supplemental Indenture proposed to be entered into in connection with the offer and sale and (ii) as Exhibit 5.1 and 23.1 the opinion and consent of Davis Polk & Wardwell LLP related to the offering of the Notes. The Eighth Supplemental Indenture will supplement the Indenture, dated as of December 22, 2005, between Quicksilver and The Bank of New York Mellon Trust Company, N.A., as trustee.  The form of Eighth Supplemental Indenture is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 11, 2009, among Quicksilver Resources Inc., the subsidiary guarantors named therein and the several underwriters named therein.
4.1
Form of Eighth Supplemental Indenture to be entered into by and among Quicksilver Resources Inc., the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: August 13, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 11, 2009, among Quicksilver Resources Inc., the subsidiary guarantors named therein and the several underwriters named therein.
4.1
Form of Eighth Supplemental Indenture to be entered into by and among Quicksilver Resources Inc., the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 hereof).